MATSON NAVIGATION COMPANY, INC.
555 12th Street
Oakland, California 94607

         Re:      First Amendment to Private Shelf Agreement
                  ------------------------------------------

Ladies and Gentlemen:

         Reference is made to the Private Shelf Agreement (the "Agreement") dated as of June 29, 2001 between MATSON NAVIGATION COMPANY, INC., on the one hand, and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and each Prudential Affiliate (as defined in the Agreement) which has or may become bound by certain provisions of the Agreement, on the other hand.

         Pursuant to the request of the Company and paragraph 11C of the Agreement, the undersigned and the Company hereby agree that the Agreement shall be amended as follows:

          1. Paragraph 1 is amended by deleting the reference therein to "$50,000,000" and substituting therefore a reference to "$65,000,000."

         2. Paragraph 2B(2) is amended by deleting the existing text of clause (i) thereof in its entirety and substituting therefore a reference to "July 12, 2007."

         3. Clause (ii) of paragraph 3A is amended by adding the following phrase immediately after the word "Agreement" appearing in the second line of text thereof: ", the first amendment to this Agreement."

         4. The defined term "Prudential" appearing in paragraph 10B (and on the first page of the Agreement) is amended and restated in its entirety as follows:

                  "Prudential" shall mean Prudential Investment Management, Inc.

         The Company and the undersigned hereby acknowledge and agree that the current Available Facility Amount (as such term is defined in the Agreement) is $50,000,000.

         The foregoing amendments to the Agreement shall be effective upon Prudential's receipt of (i) an original counterpart of this letter agreement as executed on behalf of the Company and (ii) a wire transfer of immediately available funds in the amount of $50,000 in payment of Prudential's structuring fee. Both such conditions must be satisfied on or before July 30, 2004.


                          Sincerely,

                          THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                          By /s/ Stephen J. DeMartini
                          Its Vice President


                          PRUCO LIFE INSURANCE COMPANY

                          By /s/ Stephen J. DeMartini
                          Its Vice President


                          PRUDENTIAL INVESTMENT MANAGEMENT, INC.

                          By /s/ Stephen J. DeMartini
                          Its Vice President



Accepted and agreed:

MATSON NAVIGATION COMPANY, INC.

By /s/ Matthew J. Cox
Its Senior Vice President